Exhibit 32


                   CERTIFICATION OF PERIODIC FINANCIAL REPORTS

The undersigned hereby certify, to the best of their knowledge, that the Quarterly Report on Form 10-Q of BriteSmile, Inc. for the period ended March 29, 2003, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of BriteSmile, Inc.

 Date:  August 12, 2003
                                 /s/  John L. Reed
                                 -----------------------------------------------
                                 John L. Reed
                                 Chief Executive Officer
                                 (Principal Executive Officer)


                                 /s/  John C. Dong
                                 -----------------------------------------------
                                 John C. Dong
                                 Chief Financial Officer
                                 (Principal Financial and Accounting Officer)